FEDERATED LIMITED TERM MUNICIPAL FUND

A PORTFOLIO OF FEDERATED FIXED INCOME  SECURITIES, INC.

Class A Shares
Class F Shares


Supplement to Statement of Additional Information dated January 31, 2006

Under the section entitled "Securities in Which the Fund Invests" please add the following directly following "Credit Enhancement":

TAX-EXEMPT COMMERCIAL PAPER

Tax-exempt commercial paper is a tax-exempt issuer's obligation with a maturity of less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issues may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

                                           October 5, 2006




Cusip  31417P304
       31417P403



35626 (9/06)